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Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Country/State of Incorporation/Organization
Astron Group Limited	Hong Kong
Avail Medical Products, Inc.	United States—Delaware
Availmed, S.A. de C.V.	Mexico
Centrex Precision Plastics, Inc.	United States—Delaware
Charter Pacific Industries Limited	Hong Kong
Chatham International Holdings B.V.	Netherlands
Chengdu Flextronics Mechanical Manufacturing Co., Ltd.	China
Commercial Company in the form of a limited liability company factory "Flextronics LLC"	Ukraine
Dii Europe B.V.	Netherlands
Dii International Holdings C.V.	Netherlands
Dongguan Flextronics Precision Metal Co., Ltd.	China
Elementum Holding Ltd	Cayman Islands
Elementum SCM (Cayman) Ltd	Cayman Islands
Elementum SCM Ltd	Mauritius
Elementum SCM, Inc.	United States—California
Express Cargo Forwarding Limited	United Kingdom
Finchley Trading Limited	Hong Kong
FlexMedical Slovakia s.r.o.	Slovakia
FlexPower India Private Limited	India
Flextronics (Canada) Inc.	Canada
Flextronics (China) Electronics Technology Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Nanjing) Technology Co., Ltd	China
Flextronics (Shanghai) Co., Ltd	China
Flextronics (Shanghai) Electronic Equipment Repair Service Co., Ltd.	China
Flextronics (Shanghai) Technology Co., Ltd	China
Flextronics Aerospace & Defense Services Inc	United States—Colorado
Flextronics America, LLC	United States—Delaware
Flextronics AP, LLC	United States—Colorado
Flextronics Automotive (Suzhou) Co., Ltd.	China
Flextronics Automotive de Juarez, S.A. de C.V.	Mexico
Flextronics Automotive GmbH & Co. KG	Germany
Flextronics Automotive Inc.	Canada
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius
Flextronics Automotive USA (Texas), LLC	United States—Texas
Flextronics Automotive USA (Tustin), Inc.	United States—Delaware
Flextronics Automotive USA Design and Development Corporation	Philippines
Flextronics Automotive USA Manufacturing Co.	United States—Ohio
Flextronics Automotive USA, Inc.	United States—Michigan
Flextronics Beerse N.V.	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Canada Design Services, Inc.	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Cayman Ltd	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics Chateaudun S.N.C.	France
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computing (Suzhou) Co., Ltd	China
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Computing Sales and Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Corporation	United States—Delaware
Flextronics Cyprus Limited	Cyprus
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Design Korea Ltd.	Korea
Flextronics Design Labuan Ltd.	Federal Territory of Labuan
Flextronics Design S.r.l.	Italy
Flextronics Design, s.r.o.	Czech Republic
Flextronics Eastern Canada Inc.	Canada
Flextronics Electronic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Electronics (H.K.) Limited	Hong Kong
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics EMS Canada Inc.	Canada
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Limited	Hong Kong
Flextronics Europe Holdings C.V.	Netherlands
Flextronics Europe Holdings LLC	United States—Delaware
Flextronics Europe Limited	United Kingdom
Flextronics Fabricação de Equipamentos do Brasil Ltda.	Brazil
Flextronics Foundation	United States—California
Flextronics Funding LLC	United States—Delaware
Flextronics Germany Holding GmbH	Germany
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings L.P.	Cayman Islands
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Hong Kong) Limited	Hong Kong
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services Canada Inc.	Canada
Flextronics Global Services Lojistik Hizmetleri Limited Sirketi	Turkey
Flextronics Guadalajara Group, S. de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding Finland Oy	Finland
Flextronics Holding France S.A.	France
Flextronics Holding GmbH	Germany
Flextronics Holding USA, Inc.	United States—Delaware
Flextronics Holdings (BVI) Limited	British Virgin Islands
Flextronics Holdings Mexico Dos, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Suzhou) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Industrial DongGuan Limited	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries (H.K.) Limited	Hong Kong
Flextronics Industries Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co., Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia	Brazil
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International AB	Sweden
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Componentes Ltda.	Brazil
Flextronics International Cork B.V.	Netherlands
Flextronics International Denmark A/S	Denmark
Flextronics International Europe B.V.	Netherlands
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics International Gesellschaft m.b.H.	Austria
Flextronics International Holding LLC	United States—California
Flextronics International Holding LLC	United States—Delaware
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Curacao
Flextronics International Ostersund AB	Sweden
Flextronics International PA, Inc.	United States—California
Flextronics International Poland Sp. z o.o.	Poland
Flextronics International s.r.o.	Czech Republic
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International Sweden AB	Sweden
Flextronics International Taiwan Ltd.	Taiwan
Flextronics International Technology LLC	United States—Delaware
Flextronics International Tecnologia Ltda	Brazil
Flextronics International Termelö és Szolgáltató Vámszabadterületi Korlátolt Felelösségü Társaság	Hungary
Flextronics International USA, Inc.	United States—California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Investment Holding GmbH	Germany
Flextronics Ireland	Ireland
Flextronics Italy S.p.A.	Italy
Flextronics Laval S.N.C.	France
Flextronics Lighting Solutions, Inc.	United States—Delaware
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics (Zhuhai) Co., Ltd.	China
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Poland sp. z o.o.	Poland
Flextronics Logistics USA, Inc.	United States—California
Flextronics Logistics Zhuhai (Mauritius) Co., Limited	Mauritius
Flextronics Manufacturing (H.K.) Limited	Hong Kong
Flextronics Manufacturing (Shanghai) Co., Ltd.	China

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Tianjin) Co., Ltd.	China
Flextronics Manufacturing (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands
Flextronics Manufacturing Juarez, S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Manufacturing Texas LLC	United States—Colorado
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mauritius (L) Limited	Mauritius
Flextronics Mauritius Holdings Limited	Mauritius
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Mexico Holdings II LLC	United States—Delaware
Flextronics Mould Manufacturing Pte. Ltd	Singapore
Flextronics Network Services GmbH	Germany
Flextronics ODM Finland Oy	Finland
Flextronics ODM Luxembourg S.A.	Luxembourg
Flextronics ODM Netherlands N.V.	Netherlands
Flextronics Ostersund AB	Sweden
Flextronics Participacoes Ltda.	Brazil
Flextronics Photonics PPT, Inc.	United States—Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic (Shanghai) Co., Ltd.	China
Flextronics Plastic Manufacturing (Shenzhen) Co. Limited	China
Flextronics Plastic Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Plastics (Shenzhen) Co., Ltd	China
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Zhuhai) Co., Ltd	China
Flextronics Plastics Gushu (Mauritius) Co., Ltd	Mauritius
Flextronics Plastics Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Power Systems (Dongguan) Co., Ltd.	China
Flextronics Precision Metal (Hong Kong) Limited	Hong Kong
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Romania S.R.L.	Romania
Flextronics S.R.L.	Italy
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd.	Federal Territory of Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Sárvár Logistics Korlátolt Felelösségü Társaság	Hungary
Flextronics Scotland Limited	United Kingdom
Flextronics Semiconductor, Inc.	United States—Delaware

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Services (Singapore) Pte. Ltd.	Singapore
Flextronics Shah Alam Sdn. Bhd.	Malaysia
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Shanghai Electronic Equipment Repair Service (Mauritius) Co., Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics Systems Texas Ltd.	United States—Texas
Flextronics Technologies (Colorado), LLC	United States—Colorado
Flextronics Technologies (India) Private Limited	India
Flextronics Technologies Japan K.K.	Japan
Flextronics Technologies Luxembourg S.a r.l.	Luxembourg
Flextronics Technologies Mauritius Ltd.	Mauritius
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics UK Limited	United Kingdom
Flextronics Vagyonkezelö és Befektetési Korlátolt Felelösségü Társaság	Hungary
Flextronics Verwaltungs GmbH	Germany
Glouple Ventures 2000-I, LLC	United States—Delaware
Glouple Ventures 2000-II, LLC	United States—Delaware
I E C Holdings Limited	Ireland
Irish Express Cargo Limited	Ireland
Irish Express Logistics Limited	Ireland
Lab IX	Cayman Islands
Lynx Medpak Inc.	United States—Delaware
Masa da Amazônia Ltda.	Brazil
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Display Cayman Ltd.	Cayman Islands
Multek Display US, Inc.	United States—Delaware
Multek Electronics Limited	China
Multek Flexible Circuits, Inc.	United States—Delaware
Multek Hong Kong Limited	Hong Kong
Multek Industries Limited	China
Multek Technologies Limited	Mauritius
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Multilayer Technology Geschäftsführungs-GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China

Name of Subsidiary	Country/State of Incorporation/Organization
Pacific Device, Inc.	United States—Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Power Systems Electronics R&D Ltd	Mauritius
Power Systems R&D (Singapore) Pte. Ltd.	Singapore
Power Systems R&D Philippines, Inc.	Philippines
Power Systems Technologies (Beijing) Company Limited	China
Power Systems Technologies (Ganzhou) Co., Ltd.	China
Power Systems Technologies (Shenzhen) Company Limited	China
Power Systems Technologies Far East Limited	Hong Kong
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Power Systems Technologies Services Company Limited	Hong Kong
PT. Flextronics Technology Indonesia	Indonesia
Public Joint Stock Company "Flextronics Service UA"	Ukraine
RIWISA AG, Kunststoffwerke Hägglingen	Switzerland
Saturn Electronics de Monterrey, S.A. de C.V.	Mexico
Saturn Electronics Philippines, Inc.	Philippines
Solectron (Beijing) Electronics Equipment Repair Service Co., Ltd.	China
Solectron Australia Pty Limited	Australia
Solectron France SAS	France
Solectron Phillipines Inc.	Philippines
Stellar Microelectronics, Inc.	United States—California
Swedform Enclosure Systems AB	Sweden
Swedform Holdings AB	Sweden
The DII Group (BVI) Co. Limited	British Virgin Islands
The DII Group Asia Limited	Hong Kong
ThermoMend B.V.	The Netherlands
ThermoMend International Ltd.	Mauritius
Vastbright PCB (Holding) Limited	Hong Kong
Vista Point Technologies (Hungary) Vagyonkezelö Korlátolt Felelösségü Társaság	Hungary
Vista Point Technologies (USA) Inc.	United States—Delaware
Z124	Cayman Islands

        Avail Medical Products, Inc. does business under the following names

Subsidiary	dba
Avail Medical Products, Inc.	Avail Medical Products, Inc. Southwest Division

        Centrex Precision Plastics, Inc. does business under the following names

Subsidiary	dba
Centrex Precision Plastics, Inc.	Avail Medical Products, Inc. Southeast Division
Centrex Precision Plastics, Inc.	Avail Medical Products, Inc. Northeast Division

        Flextronics America, LLC. does business under the following names

Subsidiary	dba
Flextronics America, LLC	ConFocus, A Flextronics Company

        Flextronics Logistics USA, Inc. does business under the following names

Subsidiary	dba
Flextronics Logistics USA, Inc.	Multek Distribution, Inc.
Flextronics Logistics USA, Inc.	Multek, Inc.

        Multek Flexible Circuits, Inc. does business under the following names

Subsidiary	dba
Multek Flexible Circuits, Inc.	Sheldahl

        Pacific Device, Inc. does business under the following names

Subsidiary	dba
Pacific Device, Inc.	Avail Medical Products, Inc.

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  Exhibit 21.01
SUBSIDIARIES OF REGISTRANT